SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8 - K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  January 2, 2004

STERLING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Washington	0-20800	91-1572822
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 North Wall Street, Spokane, Washington 99201

(Address of principal executive offices) (Zip Code)

(509) 458-3711

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.   Acquisition or Disposition of Assets; Item 5. Other Events and Regulation FD Disclosure.

On January 2, 2004, Sterling Financial Corporation (“Sterling”), a Washington corporation, completed its merger with Klamath First Bancorp, Inc. (“Klamath”), an Oregon corporation, pursuant to the terms of the Agreement and Plan of Merger dated as of July 14, 2003 (the “Merger Agreement”).  Under the terms of the Merger Agreement, Klamath was merged with and into Sterling with Sterling being the surviving corporation (the “Merger”).  Immediately following the Merger, Klamath’s subsidiary financial institution, Klamath First Federal Savings and Loan Association, was merged with and into Sterling’s subsidiary financial institution, Sterling Savings Bank, with Sterling Savings Bank being the surviving institution (the “Bank Merger”).

As a result of the Merger, Klamath shareholders received 0.77 shares of Sterling common stock in exchange for each share of Klamath common stock.  Sterling will issue approximately 5.4 million shares of Sterling common stock out of its authorized but unissued shares and pay cash in lieu of fractional shares.  The aggregate purchase price for the transaction was approximately $145 million at the time of the public announcement of the Merger, July 15, 2003.

The preceding description is qualified in its entirety by reference to the Merger Agreement and a press release, both of which are incorporated herein by reference.  See Exhibits 2.1 and 99.1.

Item 7.   Financial Statements, Pro Forma Financial Statements, and Exhibits.

(a)                                  Financial Statements of Business Acquired.

The Audited Consolidated Statement of Financial Condition at September 30, 2003 and 2002 and the Audited Consolidated Statements of Income for the years ended September 30, 2003, 2002 and 2001 of Klamath First Bancorp, Inc. are incorporated herein by reference by Exhibit 99.2.

(b)                                 Pro Forma Financial Information.

(i)                                     The Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition as of September 30, 2003 for Sterling Financial Corporation and Klamath First Bancorp, Inc. is incorporated herein by reference by Exhibit 99.3.

(ii)                                  The Unaudited Pro Forma Combined Condensed Consolidated Statements of Income for the year ended December 31, 2002 and the nine months ended September 30, 2003 for Sterling Financial Corporation and Klamath First Bancorp, Inc. is incorporated herein by reference by Exhibit 99.3.

(c)                                  Exhibits.

  2.1                           Agreement and Plan of Merger dated July 14, 2003 by and among Sterling Financial Corporation and Klamath First Bancorp, Inc. (incorporated herein by reference to Annex A of the Registration Statement on Form S-4, as amended (Commission file number 333-108804), first filed by Sterling Financial Corporation on September 15, 2003).

23.1                           Consent of Deloitte & Touche LLP.

99.1                           Press Release dated January 2, 2004 (incorporated herein by reference to Current Report on Form 8-K (Commission file number 000-20800) filed by Sterling Financial Corporation on January 2, 2004).

99.2                           Financial Statements of Klamath First Bancorp, Inc. (incorporated by reference herein from Item 8 of the Klamath First Bancorp, Inc. Annual Report on Form 10-K for the year ended September 30, 2003, as filed with the Commission (Commission file number 000-26556) on December 29, 2003).

99.3                           Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition and Income for Sterling Financial Corporation and Klamath First Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

January 16, 2004	By:	/s/ William R. Basom
Date	William R. Basom
Vice President, Treasurer, and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger dated July 14, 2003 by and among Sterling Financial Corporation and Klamath First Bancorp, Inc. (incorporated herein by reference to Annex A of the Registration Statement on Form S-4, as amended (Commission file number 333-108804), first filed by Sterling Financial Corporation on September 15, 2003).

23.1	Consent of Deloitte & Touche LLP.

99.1	Press Release dated January 2, 2004 (incorporated herein by reference to Current Report on Form 8-K (Commission file number 000-20800) filed by Sterling Financial Corporation on January 2, 2004).

99.2

Financial Statements of Klamath First Bancorp, Inc. (incorporated by reference herein from Item 8 of the Klamath First Bancorp, Inc. Annual Report on Form 10-K for the year ended September 30, 2003, as filed with the Commission (Commission file number 000-26556) on December 29, 2003).

99.3	Unaudited Pro Forma Combined Condensed Consolidated Statements of Financial Condition and Income for Sterling Financial Corporation and Klamath First Bancorp, Inc.